UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2000

Sears Credit Account Master Trust II
 (Exact name of registrant as specified in charter)

Illinois (State of Organization)	0-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware (Address of principal executive offices)		19807 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events

Series 2000-1. On June 15, 2000, $850,000,000 aggregate principal amount of 7.25% Class A Master Trust Certificates, Series 2000-1, $60,000,000 aggregate principal amount of 7.50% Class B Master Trust Certificates, Series 2000-1, and $90,000,000 aggregate principal amount of Class C Master Trust Certificates, Series 2000-1, of the Sears Credit Account Master Trust II (the "Trust") were issued pursuant to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and Bank One, National Association (formerly The First National Bank of Chicago) as Trustee (the "Trustee"), and the Series Supplement dated as of June 15, 2000, among SRFG as Seller, Sears as Servicer and the Trustee.

Item 7. Financial statements, pro forma financial information and exhibits
EXHIBIT NO.	DESCRIPTION
Exhibit 1.1

Underwriting agreement among Sears, SRFG and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the several underwriters for the Class A Master Trust Certificates, dated March 12, 1999 (incorporated by reference to the Trust's Current Report on Form 8-K dated March 23, 1999).

Exhibit 1.2	Underwriting agreement among Sears, SRFG and Chase Securities Inc. as representative of the several underwriters for the Class B Master Trust Certificates, dated March 12, 1999.
Exhibit 1.3	Pricing agreement among Sears, SRFG and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the underwriters for the Class A Master Trust Certificates, dated June 7, 2000.
Exhibit 1.4	Pricing agreement among Sears, SRFG and Chase Securities Inc. on behalf of the underwriters for the Class B Master Trust Certificates, dated June 7, 2000.
Exhibit 4.1	Series 2000-1 supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of June 15, 2000, including the forms of investor certificates.
Exhibit 4.2	Letter of representations among SRFG, the Trustee and the Depository Trust Company, dated as of June 15, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Sears Credit Account Master Trust II (Registrant)

	By:	SRFG, Inc. (Originator of the Trust)

	By:	/s/Donald J. Woytek
Donald J. Woytek Vice President, Administration
Date: June 22, 2000

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
Exhibit 1.1

Underwriting agreement among Sears, SRFG and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the several underwriters for the Class A Master Trust Certificates, dated March 12, 1999 (incorporated by reference to the Trust's Current Report on Form 8-K dated March 23, 1999).

Exhibit 1.2	Underwriting agreement among Sears, SRFG and Chase Securities Inc. as representative of the several underwriters for the Class B Master Trust Certificates, dated March 12, 1999.
Exhibit 1.3	Pricing agreement among Sears, SRFG and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the underwriters for the Class A Master Trust Certificates, dated June 7, 2000.
Exhibit 1.4	Pricing agreement among Sears, SRFG and Chase Securities Inc. on behalf of the underwriters for the Class B Master Trust Certificates, dated June 7, 2000.
Exhibit 4.1	Series 2000-1 supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of June 15, 2000, including the forms of investor certificates.
Exhibit 4.2	Letter of representations among SRFG, the Trustee and the Depository Trust Company, dated as of June 15, 2000.